Exhibit 1.01

Weatherford International plc
Conflict Minerals Report
For the Year Ended December 31, 2018

This Conflict Minerals Report of Weatherford International plc (“Weatherford,” “we,” “our” or the “Company”) is in accordance with Rule 13p-1 (the “Rule”) under the Securities Exchange Act of 1934, as amended.

Company Overview

Weatherford is a multinational oilfield service company and one of the world’s leading providers of equipment and services used in the drilling, evaluation, completion, production and intervention of oil and natural gas wells. We conduct operations in over 80 countries and have service and sales locations in virtually all of the oil and natural gas producing regions in the world. Weatherford is committed to a culture of compliance and committed to tracing the origins of its necessary conflict minerals to ensure that we are sourcing materials and components from companies that share our values and commitment to human rights, ethics and environmental responsibility. We support efforts to increase transparency regarding conflict minerals and to eliminate their use. As a result, we adopted due diligence procedures consistent with the Organisation for Economic Co-operation and Development (“OECD”) guidelines and seek to obtain chain of custody declarations from all Weatherford suppliers of columbite-tantalite (coltan), cassiterite, gold, wolframite, or their derivatives (which are limited to tantalum, tin, and tungsten) (“conflict minerals” or “3TG”) and their derivatives incorporated into products manufactured or contracted for manufacture by Weatherford in accordance with our obligations pursuant to the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act and the Rule.

Product & Supply Chain Overview

We manage our business through four business groups: 1) Production, 2) Completions, 3) Drilling and Evaluation, and 4) Well Construction. We have evaluated our product lines and made a good faith determination that conflict minerals were necessary for the production or functionality of some products manufactured or contracted for manufacture by Weatherford in calendar year 2018. These products include, but are not limited to (the following collectively, “Covered Products”):

●	liner hanger systems,	●	inflow control devices,	●	performance drilling tools,
●	fishing recovery tools,	●	gravel pack systems,	●	mechanized rig equipment,
●	rotating cement heads,	●	production packers,	●	conventional tubular running
●	downhole deployment valves,	●	isolation valves,		equipment,
●	pressure control equipment,	●	RFID enabled tools,	●	pump and fluid systems,
●	inflatable packers,	●	subsurface safety valves,	●	well servicing equipment,
●	casing packers,	●	pressure pumping systems,	●	logging while drilling equipment,
●	thru-tubing equipment,	●	continuous rod products,	●	measurement while drilling
●	wellbore tubulars,	●	gas lift valve systems,		equipment,
●	casing and running tools,	●	rotaflex pump units,	●	directional drilling equipment,
●	drilling casing bits,	●	gas lift systems,	●	rotary steerable systems,
●	centralizers,	●	power generation units,	●	managed pressure drilling systems,
●	float equipment,	●	reciprocating rod lifts systems,	●	rotating control devices,
●	stimulation sleeves,	●	flow measurement products,	●	advanced flow detection systems, and
●	expandable sand screens,	●	SurgeMaster®II tool,	●	steady state continuous flow systems
●	composite plugs,	●	drilling rental tools,

Weatherford’s global supply chain is complex with multiple levels of suppliers between us and upstream conflict minerals producers. Further, our Covered Products consist of many component materials and parts, with multiple suppliers potentially contributing to a single product. As a downstream purchaser and user of conflict minerals, we do not have direct visibility into, and are always many layers removed from, smelters or refiners of 3TG (“SORs”) and the associated mines of origin. Therefore, we must rely on our direct suppliers (“tier 1 suppliers”) and their suppliers (“tier 2 suppliers”) to provide the information necessary to trace the source and chain of custody of 3TG that may exist in our Covered Products.

1

Exhibit 1.01

Reasonable Country of Origin Inquiry (RCOI)

This year, we continued the refinement of our RCOI program and processes. We undertook an extensive manual review of material safety data containing engineered design product information. From this material safety data, we identified the Covered Products and the corresponding direct suppliers in the supply chain of our manufacturing businesses falling within the scope of the Rule. This comprehensive review enabled us to refine the scope of the suppliers we reasonably believe are covered by the Rule by identifying specific product or products supplied to Weatherford that may contain 3TG. Our review identified 1,037 tier 1 suppliers within the scope of the Rule for 2018. This represents a 23% reduction in the number of tier 1 suppliers within the scope of the Rule from 2017. As part of our announced transformation plan, we have undertaken a comprehensive review of our supply chain with a view towards improving efficiency. Through the transformation plan, we have reduced our overall number of suppliers and also significantly reduced the number of our manufacturing facilities. As a result of these initiatives, we reduced our total number of tier 1 suppliers in 2018 and we expect further reductions in 2019. We believe that these refinements to our supply chain will help us to manage and mitigate the risk that conflict minerals from the Democratic Republic of the Congo or adjoining countries (“DRC”) are used in our Covered Products.

Weatherford, with the assistance of a third-party consultant, contacted the 1,037 tier 1 suppliers to request and collect information on a product level as to the use and origin of 3TG. Utilizing the Conflict-Free Sourcing Initiative’s Conflict Minerals Reporting Template (“CMRT”), suppliers were asked to provide information regarding the existence of 3TG in specifically identified materials and products sold to Weatherford and the sourcing of these materials, with the ultimate goal of identifying the SORs and associated mine countries of origin connected to 3TG. Suppliers were provided multiple options for uploading or providing the information. If a supplier was unable to provide one or more product-specific CMRTs, the supplier could choose to provide a company-level or user-defined CMRT. Suppliers unable to provide a CMRT on their own behalf were requested to provide relevant information on their tier 2 suppliers. We then contacted these tier 2 suppliers, and subsequent tiers of suppliers as needed.

If suppliers did not respond to our request for information, our third-party consultant made multiple additional attempts to contact them via emails and telephone calls. Through our engagement and outreach to our suppliers, we continued to inform, educate and assist our suppliers who remain unfamiliar with conflict mineral rules, Weatherford’s conflict minerals compliance program, our related policies and the supplier’s obligations under their contracts with Weatherford and our Supplier Code of Conduct. If, after these efforts, a supplier still did not register within the system or provide the information requested, the matter was further escalated internally and there was direct outreach by Weatherford.

RCOI Results

This reporting year, 721 suppliers, or approximately 70%, responded to our request to provide CMRTs, an increase over the 68% response rate we achieved last year. Of the suppliers who responded, 37% indicated one or more conflict minerals are necessary to the functionality or production of our Covered Products. Based on a reasonable country of origin inquiry, we have reason to believe that conflict minerals necessary to the functionality or production of our Covered Products may have originated in the DRC. We performed additional due diligence measures on the source and chain of custody of the necessary conflict minerals in our Covered Products, as described below.

2

Exhibit 1.01

Due Diligence
Design
The design of Weatherford’s due diligence framework conforms to the due diligence-related steps of OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, second edition (“OECD Guidance”).

Measures Undertaken

Once we received information from suppliers in the CMRTs, we evaluated responses for plausibility, consistency, and gaps in information. If, during the evaluation, any quality control flags were raised regarding the veracity or accuracy of information, suppliers were automatically contacted again on a bi-weekly basis up to an additional three times to confirm or verify the information. Examples of quality control flags are:

•	One or more SORs were listed but no conflict mineral was listed by the supplier;

•	SOR information was not provided for a conflict mineral used by the supplier, or the listed SOR was not a verified metal processor in the database of our third-party consultant;

•	Supplier answered yes to sourcing from the DRC, but none of the SORs listed are known to source from the region;

•	Supplier indicated that they have not received 3TG data for each metal from all relevant suppliers;

•	Supplier indicated that they have not identified all of the SORs used for the Covered Products;

•	Supplier indicated they have not provided all applicable SOR information received; and

•	Supplier indicated 100% of the 3TG for products covered by the declaration originated from scrap/recycled sources, but one or more SORs listed are not known to be exclusive recyclers.

With the supplier information collected and evaluated as described above, we used information collected by industry groups and our third-party consultant to verify the identified SORs. Through an outreach process we attempted to verify (1) the types of metal processing performed (including exclusive recycling), (2) the mine countries of origin of the conflict minerals, (3) the conflict-free certification status of the identified SORs, and (4) the due diligence measures being conducted for those entities that are not conflict-free certified. We compared the supplier-identified SORs to the list of SORs which have received a “conflict free” designation based on internationally accepted audit standards of (a) the Responsible Minerals Assurance Process developed by the Responsible Minerals Initiative, (b) the London Bullion Market Association Good Delivery Program and (c) the Responsible Jewellery Council Chain-of-Custody Certification. If the SOR was not certified by one of these three internationally-recognized programs, we attempted to contact the SOR to gain more information about its sourcing practices, including countries of origin and transfer, and whether there were any internal due diligence procedures in place or other processes the SOR takes to track the chain-of-custody on the source of its mineral ores. We also performed internet research to determine whether there were any outside sources of information regarding the SOR’s sourcing practices. If the SORs were non-responsive, additional attempts to contact them were made to gather information on mine country of origin and sourcing practices.

Due Diligence Results

Based on the SOR list provided by the suppliers who responded at the product-level and based on publicly available information, we have identified 319 verified SORs that are within our supply chain (see Annex I). Of these SORs, 267 do not source from the DRC. Fifty-two of these SORs indicated sourcing within the DRC, however, all of these SORs are certified as conflict-free.

3

Exhibit 1.01

Measures for Improvement

Weatherford’s conflict minerals policy can be found at https://www.weatherford.com/en/documents/corporate-documents/governance-and-policies/conflict-minerals-policy-(november-2013).pdf. The policy is also included within our Supplier Code of Conduct and can be found at https://www.weatherford.com/en/documents/corporate-documents/supplier-code-of-conduct/supplier-code-of-conduct-english/. We continue to require all new suppliers from whom Weatherford procures raw materials and components used in Weatherford’s manufacturing operations to agree to the Supplier Code of Conduct (which stresses our commitment to integrity throughout the supply chain and holding our business partners to the same high standards and commitment to a culture of compliance) and to complete a CMRT as part of the terms and conditions of doing business with Weatherford.
Weatherford continues to refine and improve its processes related to the scoping of suppliers covered by the Rule and the tracing and responsible sourcing of 3TG. Future steps to mitigate and address the risk that 3TG contained in our Covered Products could directly or indirectly finance or benefit armed groups in the DRC may include, but are not limited to:

•	Strengthen the quality of supplier data and product data to more accurately identify 3TG in our Covered Products and supply chain;

•	Continue to enhance automation and improve efficiency of data gathering with our third-party consultant in order to increase the supplier response rate;

•	Improve our ability to identify and trace 3TG to the SORs and associated countries of origin;

•
Continue to engage with our suppliers to provide ongoing education regarding 3TG, Weatherford’s conflict minerals policy and Weatherford’s Supplier Code of Conduct and to encourage or require their sourcing from conflict-free SORs;

•
Refine our supplier onboarding process and require each supplier to agree to follow the Supplier Code of Conduct and to complete a CMRT as part of the terms and conditions of doing business with Weatherford;

•
Continue to make our ethics and reporting hotline, Listen Up, available to all suppliers anytime and from anyplace to allow them to notify us of any failure to comply with our Supplier Code of Conduct or any illegal or unethical activity related to our business;

•
Attend webinars and review online resources to learn and understand new developments and best practices in connection with the Rule, OECD Guidance and conflict minerals compliance program design and implementation; and

•
Develop standardized training related to conflict minerals for employees in engineering, manufacturing, supply chain, legal and compliance that are integral to our reporting requirements under the Rule.

This report includes forward-looking statements that involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “expects,” “plans,” “intends,” “will,” “may,” and similar terms. Forward-looking statements are not guarantees of future performance. Weatherford assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law. Subsequent events may affect Weatherford’s future determinations under Rule 13p-1 of the Securities Exchange Act of 1934, as amended.

4

Exhibit 1.01
Annex I

Annex I

The table below is an aggregation of data provided by the Weatherford’s suppliers through April 19, 2019 and lists SORs within our supply chain that either do not source 3TG from the DRC or for which we were unable to validate the region of sourcing.

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tantalum	Asaka Riken Co., Ltd.	RMAP	No known country of origin
Tantalum	D Block Metals, LLC	RMAP	United States
Tantalum	Exotech Inc.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	FIR Metals & Resource Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Israel, Australia, Estonia, Indonesia

Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	RMAP	No known country of origin
Tantalum	Jiangxi Tuohong New Raw Material	RMAP	No known country of origin
Tantalum	Jiujiang Janny New Material Co., Ltd.	RMAP	No known country of origin
Tantalum	Metallurgical Products India Pvt., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Korea, Republic of, Brazil, Guyana, Jersey, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, South Africa, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Mineracao Taboca S.A.	RMAP	Brazil

Annex I - 1

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tantalum	Mitsui Mining and Smelting Co., Ltd.	RMAP	Japan, Brazil, United Kingdom, Malaysia, Chile, Australia
Tantalum	NPM Silmet AS	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Power Resources Ltd.	RMAP	No known country of origin
Tantalum	QuantumClean	RMAP	United States, Brazil, Poland
Tantalum	Resind Industria e Comercio Ltda.	RMAP	No known country of origin
Tantalum	Solikamsk Magnesium Works OAO	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Telex Metals	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Recycle/Scrap, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	XinXing Haorong Electronic Material Co., Ltd.	RMAP	China
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	RMAP	Russian Federation, China, Peru
Tin	Alpha	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Jersey, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Sweden, Netherlands, Ireland, China, Slovakia, Nigeria, France, Recycle/Scrap, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	An Vinh Joint Stock Mineral Processing Company		Turkey, Viet Nam, Brazil
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	RMAP	China

Annex I - 2

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	RMAP	No known country of origin
Tin	China Tin Group Co., Ltd.	RMAP	Russian Federation, United States, China, Mexico, Switzerland, Indonesia
Tin	CV Ayi Jaya	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	CV Dua Sekawan	RMAP	No known country of origin
Tin	CV Gita Pesona	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	RMAP - Active	No known country of origin
Tin	Dowa	RMAP	No known country of origin
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company		Canada, Viet Nam, United States, China, Brazil, Chile
Tin	Estanho de Rondonia S.A.		Taiwan, Brazil
Tin	Fenix Metals	RMAP	Recycle/Scrap, China, Poland, Brazil, Bolivia, Australia, Kazakhstan, Peru, Indonesia
Tin	Gejiu Fengming Metallurgy Chemical Plant	RMAP	No known country of origin
Tin	Gejiu Jinye Mineral Company	RMAP	No known country of origin
Tin	Gejiu Kai Meng Industry and Trade LLC	RMAP	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	RMAP	China
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	RMAP	China, Brazil, Indonesia

Annex I - 3

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	RMAP	No known country of origin
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	RMAP	No known country of origin
Tin	HuiChang Hill Tin Industry Co., Ltd.		No known country of origin
Tin	Huichang Jinshunda Tin Co., Ltd.	RMAP	China
Tin	Jiangxi New Nanshan Technology Ltd.	RMAP	Russian Federation, China, Bolivia, Portugal
Tin	Melt Metais e Ligas S.A.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Metallic Resources, Inc.	RMAP	United States
Tin	Metallo Spain S.L.U.	RMAP	Spain
Tin	Mineracao Taboca S.A.	RMAP	Brazil, Thailand
Tin	Minsur	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Mitsubishi Materials Corporation	RMAP	Canada, Papua New Guinea, Japan, Indonesia
Tin	Modeltech Sdn Bhd	RMAP	No known country of origin
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company		Viet Nam, Estonia
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	RMAP	Netherlands, China, Philippines, Thailand
Tin	O.M. Manufacturing Philippines, Inc.	RMAP	Canada, China, Japan, Philippines, Brazil, Malaysia, Bolivia, Peru
Tin	Pongpipat Company Limited		No known country of origin
Tin	PT Aries Kencana Sejahtera	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Annex I - 4

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tin	PT Artha Cipta Langgeng	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Uzbekistan, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT ATD Makmur Mandiri Jaya	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Babel Inti Perkasa	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Babel Surya Alam Lestari	RMAP	China
Tin	PT Bangka Prima Tin	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Bangka Serumpun	RMAP	No known country of origin
Tin	PT Belitung Industri Sejahtera	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Annex I - 5

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tin	PT DS Jaya Abadi	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Poland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Inti Stania Prima	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Karimun Mining	RMAP	Russian Federation, Indonesia
Tin	PT Kijang Jaya Mandiri	RMAP	No known country of origin
Tin	PT Menara Cipta Mulia	RMAP	No known country of origin
Tin	PT Mitra Stania Prima	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Kyrgyzstan, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Panca Mega Persada	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Premium Tin Indonesia	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Uzbekistan, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Prima Timah Utama	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Annex I - 6

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tin	PT Rajawali Rimba Perkasa	RMAP - Active	No known country of origin
Tin	PT Rajehan Ariq	RMAP	No known country of origin
Tin	PT Refined Bangka Tin	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Sariwiguna Binasentosa	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Sukses Inti Makmur	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Timah (Persero) Tbk Kundur	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Timah (Persero) Tbk Mentok	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Annex I - 7

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tin	PT Tirus Putra Mandiri	RMAP	China, Indonesia
Tin	PT Tommy Utama	RMAP	Indonesia
Tin	Resind Industria e Comercio Ltda.	RMAP	No known country of origin
Tin	Rui Da Hung	RMAP	China, Japan, Taiwan, Brazil
Tin	Soft Metais Ltda.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Super Ligas		No known country of origin
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	RMAP	No known country of origin
Tin	Tin Technology & Refining	RMAP	No known country of origin
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company		Viet Nam, Indonesia
Tin	White Solder Metalurgia e Mineracao Ltda.	RMAP	China, Brazil, Thailand, Peru, Germany
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	RMAP	Recycle/Scrap, Singapore, China
Tin	Yunnan Tin Company Limited	RMAP	Myanmar, Hong Kong, United States, Malaysia, Bolivia, Canada, Belgium, China, Brazil, Australia, Peru, Ethiopia, Germany, Indonesia
Tungsten	ACL Metais Eireli	RMAP	No known country of origin
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Fujian Jinxin Tungsten Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	RMAP	No known country of origin

Annex I - 8

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Global Tungsten & Powders Corp.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	H.C. Starck Smelting GmbH & Co. KG	RMAP	No known country of origin
Tungsten	Hunan Chenzhou Mining Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Annex I - 9

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	RMAP - Active	No known country of origin
Tungsten	Japan New Metals Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	RMAP	China
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.		No known country of origin
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.		China
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	RMAP	China, Korea, Republic of
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	RMAP	Argentina, Papua New Guinea, Singapore, United States, Guinea, Japan, Canada, China, Brazil, Mexico, Chile, Australia, Peru
Tungsten	Kennametal Fallon	RMAP	Recycle/Scrap, Russian Federation, Viet Nam, United States, China, Bolivia, Portugal
Tungsten	Kennametal Huntsville	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, South Africa, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Malipo Haiyu Tungsten Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Annex I - 10

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tungsten	Masan Tungsten Chemical LLC (MTC)	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Moliren Ltd.	RMAP	No known country of origin
Tungsten	Niagara Refining LLC	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Philippine Chuangxin Industrial Co., Inc.	RMAP	No known country of origin
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	RMAP	No known country of origin
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Unecha Refractory Metals Plant	RMAP	No known country of origin
Tungsten	Wolfram Bergbau und Hutten AG	RMAP	Austria, China, Australia
Tungsten	Woltech Korea Co., Ltd.	RMAP	No known country of origin
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	RMAP	No known country of origin
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	8853 S.p.A.	RMAP	No known country of origin
Gold	Abington Reldan Metals, LLC		No known country of origin

Annex I - 11

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Gold	Advanced Chemical Company	RMAP	United States, Peru, Indonesia
Gold	African Gold Refinery		No known country of origin
Gold	Aida Chemical Industries Co., Ltd.	RMAP	Recycle/Scrap, Canada, Japan, Bolivia, Portugal, Peru, Spain
Gold	Al Etihad Gold Refinery DMCC	RMAP	No known country of origin
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	LBMA, RJC, RMAP	Recycle/Scrap, Japan, China, Philippines, Brazil, Sierra Leone, Thailand, Nigeria, Laos, Germany
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	LBMA, RMAP	Brazil, South Africa, Australia
Gold	Argor-Heraeus S.A.	LBMA, RMAP	Argentina, Singapore, Hong Kong, Philippines, China, South Africa, Chile, Switzerland, Indonesia
Gold	Asahi Pretec Corp.	LBMA, RMAP
Myanmar, Papua New Guinea, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, Hong Kong, United States, Guinea, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Recycle/Scrap, Uzbekistan, United Kingdom, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Indonesia, Estonia

Gold	Asahi Refining Canada Ltd.	LBMA, RMAP	Canada, Japan, Australia
Gold	Asahi Refining USA Inc.	LBMA, RMAP	Canada, Hong Kong, United States, China, Uzbekistan, Malaysia, Bermuda, Chile, Australia, Peru, Indonesia
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.		Turkey, Brazil, Australia, Indonesia
Gold	AU Traders and Refiners	RJC, RMAP	No known country of origin
Gold	Aurubis AG	LBMA, RMAP	Recycle/Scrap, Canada, Hong Kong, United States, China, Japan, Brazil, Germany, Indonesia
Gold	Bangalore Refinery	RMAP - Active	No known country of origin
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	LBMA, RMAP	Canada, Philippines, China, Brazil, Italy, Indonesia
Gold	Boliden AB	LBMA, RMAP	Canada, Sweden, China, Ireland, Finland, Indonesia
Gold	C. Hafner GmbH + Co. KG	LBMA, RJC, RMAP	Japan, China, Brazil, Chile, Australia, Peru, Germany
Gold	Caridad		Japan, China, Korea, Republic of, Mexico, Chile, Bolivia
Gold	Cendres + Metaux S.A.	RMAP	Recycle/Scrap, Australia, Switzerland, Germany
Gold	Chimet S.p.A.	LBMA, RMAP	Recycle/Scrap, Turkey, Italy, Mexico, Australia
Gold	Chugai Mining	RMAP - Active	Canada, United States, Japan, Australia, Chile, Peru, Indonesia
Gold	Daejin Indus Co., Ltd.	RMAP	Japan, Korea, Republic of
Gold	Daye Non-Ferrous Metals Mining Ltd.		Singapore, Hong Kong, United States, Japan, Uzbekistan, United Kingdom, Malaysia, Switzerland, Canada, Belgium, China, South Africa, Mexico, Chile, Australia
Gold	Degussa Sonne / Mond Goldhandel GmbH		No known country of origin

Annex I - 12

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Gold	Dijllah Gold Refinery FZC		No known country of origin
Gold	DODUCO Contacts and Refining GmbH	RMAP	Recycle/Scrap, Canada, Hong Kong, United States, Japan, China, Australia, Chile, Peru, Germany
Gold	Dowa	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, Hong Kong, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	DS PRETECH Co., Ltd.	RMAP	No known country of origin
Gold	DSC (Do Sung Corporation)	RMAP	Recycle/Scrap, Korea, Republic of, Brazil, South Africa, Australia
Gold	Eco-System Recycling Co., Ltd.	RMAP	Recycle/Scrap, Canada, Mozambique, Japan, Bolivia, Australia, Indonesia
Gold	Emirates Gold DMCC	LBMA, RMAP	United Arab Emirates
Gold	Fidelity Printers and Refiners Ltd.		Zimbabwe
Gold	Fujairah Gold FZC		No known country of origin
Gold	GCC Gujrat Gold Centre Pvt. Ltd.		No known country of origin
Gold	Geib Refining Corporation	RMAP	United States, China
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	LBMA, RMAP	Russian Federation, Papua New Guinea, Japan, Malaysia, Bolivia, Canada, Mongolia, Mozambique, China, Brazil, Poland, Australia, Peru, Tajikistan, Kyrgyzstan, Indonesia
Gold	Great Wall Precious Metals Co., Ltd. of CBPM		Russian Federation, China
Gold	Guangdong Jinding Gold Limited		China, Taiwan, Brazil, Australia, Peru
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.		China
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.		China, Korea, Republic of
Gold	HeeSung Metal Ltd.	RMAP	No known country of origin
Gold	Heimerle + Meule GmbH	LBMA, RMAP	Recycle/Scrap, Hong Kong, Philippines, Malaysia, Canada, Mongolia, Austria, Mozambique, China, Mexico, South Africa, Jersey, Australia, Germany
Gold	Heraeus Metals Hong Kong Ltd.	LBMA, RJC, RMAP	Singapore, Viet Nam, Hong Kong, Japan, Philippines, Malaysia, Thailand, Switzerland, Canada, Mozambique, China, Taiwan, South Africa, Australia, France, Laos, Peru, Germany
Gold	Heraeus Precious Metals GmbH & Co. KG	LBMA, RMAP	Hong Kong, United States, Malaysia, United Arab Emirates, Bolivia, Switzerland, Saudi Arabia, Turkey, China, Jersey, Australia, Chile, Peru, Germany
Gold	Hunan Chenzhou Mining Co., Ltd.		Canada, Mozambique, China, Australia, Switzerland
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.		No known country of origin

Annex I - 13

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Gold	HwaSeong CJ CO., LTD.		Canada, Hong Kong, United States, Japan, China, Korea, Republic of, Mexico, Australia
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	LBMA, RMAP	Mongolia, China, Mexico
Gold	International Precious Metal Refiners		No known country of origin
Gold	Ishifuku Metal Industry Co., Ltd.	LBMA, RMAP	Canada, United States, China, Japan, Australia
Gold	Istanbul Gold Refinery	LBMA, RMAP	Turkey
Gold	Italpreziosi	RJC, RMAP	No known country of origin
Gold	Japan Mint	LBMA, RMAP	Japan, Italy, Mexico, Australia
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant		Canada, Russian Federation, Japan, Australia
Gold	JSC Uralelectromed	LBMA, RMAP	Russian Federation, Taiwan, Brazil, Australia, Switzerland
Gold	JX Nippon Mining & Metals Co., Ltd.	LBMA, RMAP	Saudi Arabia, Taiwan, United Kingdom, Chile, Indonesia
Gold	Kaloti Precious Metals		United Arab Emirates
Gold	Kazakhmys Smelting LLC		Kazakhstan, Kyrgyzstan
Gold	Kazzinc	LBMA, RMAP	China, Japan, Taiwan, Kazakhstan, Australia, Peru, Switzerland
Gold	Kennecott Utah Copper LLC	LBMA, RMAP	United States, China
Gold	KGHM Polska Miedz Spolka Akcyjna	RMAP - Active	Chile
Gold	Kojima Chemicals Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	Korea Zinc Co., Ltd.	RMAP	No known country of origin
Gold	Kyrgyzaltyn JSC	LBMA, RMAP	Brazil, Australia, Kyrgyzstan
Gold	Kyshtym Copper-Electrolytic Plant ZAO		No known country of origin
Gold	L’azurde Company For Jewelry		Saudi Arabia, Canada, Japan, Taiwan, Australia
Gold	Lingbao Gold Co., Ltd.		China
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.		China
Gold	L’Orfebre S.A.	RMAP	No known country of origin
Gold	LS-NIKKO Copper Inc.	LBMA, RMAP	Singapore, Hong Kong, United States, Japan, Kazakhstan, India, China, Korea, Republic of, Brazil, South Africa, Mexico, Chile, Australia, Peru, Indonesia
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.		China
Gold	Marsam Metals	RMAP	No known country of origin

Annex I - 14

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Gold	Materion	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	Matsuda Sangyo Co., Ltd.	LBMA, RMAP	Canada, Hong Kong, United States, China, Japan, United Kingdom, Australia, Indonesia
Gold	Metalor Technologies (Hong Kong) Ltd.	LBMA, RJC, RMAP	Hong Kong, United States, China, Japan, Australia, Switzerland, Peru
Gold	Metalor Technologies (Singapore) Pte., Ltd.	LBMA, RJC, RMAP	Singapore, China, Switzerland
Gold	Metalor Technologies (Suzhou) Ltd.	RJC, RMAP	China, South Africa
Gold	Metalor Technologies S.A.	LBMA, RJC, RMAP	Canada, Sweden, Hong Kong, Belgium, United States, China, United Kingdom, Ivory Coast, Switzerland, Indonesia
Gold	Metalor USA Refining Corporation	LBMA, RJC, RMAP	Canada, United States, China, Mexico, Switzerland
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	LBMA, RMAP	China, Mexico
Gold	Mitsui Mining and Smelting Co., Ltd.	LBMA, RMAP	Canada, Japan, China, Australia
Gold	MMTC-PAMP India Pvt., Ltd.	LBMA, RMAP	United States, India
Gold	Modeltech Sdn Bhd		No known country of origin
Gold	Morris and Watson		New Zealand, Recycle/Scrap, United States
Gold	Morris and Watson Gold Coast		No known country of origin
Gold	Moscow Special Alloys Processing Plant	LBMA, RMAP	Russian Federation, China, Bolivia
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	LBMA, RMAP	Saudi Arabia, Turkey, United Arab Emirates
Gold	Navoi Mining and Metallurgical Combinat		United States, China, Uzbekistan, Indonesia
Gold	NH Recytech Company	RMAP - Active	No known country of origin
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	RJC, RMAP	Austria, Indonesia
Gold	Ohura Precious Metal Industry Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, South Africa, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	LBMA, RMAP	Russian Federation

Annex I - 15

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Gold	OJSC Novosibirsk Refinery	LBMA, RMAP	Canada, Russian Federation, China, Philippines, Brazil, Italy, Malaysia, Bolivia, Peru, Switzerland
Gold	PAMP S.A.	LBMA, RMAP	Canada, Hong Kong, United States, Japan, China, South Africa, Mexico, United Kingdom, Australia, Switzerland, Indonesia
Gold	Pease & Curren		No known country of origin
Gold	Penglai Penggang Gold Industry Co., Ltd.		China
Gold	Planta Recuperadora de Metales SpA	RMAP	No known country of origin
Gold	PT Aneka Tambang (Persero) Tbk	LBMA, RMAP	Canada, Brazil, Malaysia, Australia, Bolivia, Chile, Peru, Switzerland, Ethiopia, Germany, Indonesia
Gold	PX Precinox S.A.	LBMA, RMAP	Canada, Mozambique, Australia, Switzerland
Gold	QG Refining, LLC		No known country of origin
Gold	Refinery of Seemine Gold Co., Ltd.		China
Gold	REMONDIS PMR B.V.	RMAP	No known country of origin
Gold	Royal Canadian Mint	LBMA, RMAP	Canada, United States, Japan, Guyana, Mexico, Suriname, Chile, Switzerland, Peru, Germany
Gold	SAAMP	RJC, RMAP	No known country of origin
Gold	Sabin Metal Corp.		Canada, Russian Federation, United States, China, Brazil, Mexico, Portugal
Gold	Safimet S.p.A	RMAP	Italy
Gold	SAFINA A.S.		Czech Republic
Gold	Sai Refinery		No known country of origin
Gold	SAMWON METALS Corp.		Canada, Sweden, Hong Kong, China, Korea, Republic of, Australia
Gold	SAXONIA Edelmetalle GmbH	RMAP	Germany
Gold	SEMPSA Joyeria Plateria S.A.	LBMA, RMAP	Spain
Gold	Shandong Humon Smelting Co., Ltd.		No known country of origin
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.		Russian Federation
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	LBMA, RMAP	United States, China, Japan
Gold	Sichuan Tianze Precious Metals Co., Ltd.	LBMA, RMAP	No known country of origin
Gold	Singway Technology Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	LBMA, RMAP	Russian Federation, Taiwan, Germany

Annex I - 16

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Gold	Solar Applied Materials Technology Corp.	LBMA, RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, Hong Kong, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Gold	State Research Institute Center for Physical Sciences and Technology		No known country of origin
Gold	Sudan Gold Refinery		No known country of origin
Gold	Sumitomo Metal Mining Co., Ltd.	LBMA, RMAP	United States, Japan, Philippines, Chile, Australia, Indonesia
Gold	SungEel HiMetal Co., Ltd.	RMAP	No known country of origin
Gold	T.C.A S.p.A	LBMA, RMAP	Italy
Gold	Tanaka Kikinzoku Kogyo K.K.	LBMA, RMAP	Singapore, Hong Kong, United States, Japan, Uzbekistan, United Kingdom, Malaysia, Bolivia, Switzerland, Canada, Belgium, China, Mexico, South Africa, Australia, Chile, Indonesia
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	LBMA, RMAP	China, Peru
Gold	Tokuriki Honten Co., Ltd.	LBMA, RMAP	Canada, Hong Kong, United States, Japan, China, Australia, Chile, Peru
Gold	Tongling Nonferrous Metals Group Co., Ltd.		China
Gold	Tony Goetz NV		No known country of origin
Gold	TOO Tau-Ken-Altyn		No known country of origin
Gold	Torecom	RMAP	Russian Federation, China, Korea, Republic of, Brazil, Mexico, Chile, Bolivia, Indonesia
Gold	Umicore Brasil Ltda.	LBMA, RMAP	Austria, Japan, Brazil
Gold	Umicore Precious Metals Thailand	RJC, RMAP	United States, China, Thailand, Peru
Gold	Umicore S.A. Business Unit Precious Metals Refining	LBMA, RMAP	Canada, China, Japan, Bolivia
Gold	United Precious Metal Refining, Inc.	RMAP	Canada, Russian Federation, Belgium, United States, Japan, China, Bolivia, Australia, Thailand, Peru, Switzerland, Indonesia
Gold	Universal Precious Metals Refining Zambia		No known country of origin
Gold	Valcambi S.A.	LBMA, RJC, RMAP	Hong Kong, China, Japan, Taiwan, Australia, Switzerland, Germany
Gold	Western Australian Mint (T/a The Perth Mint)	LBMA, RMAP	Papua New Guinea, Hong Kong, Guinea, China, Korea, Republic of, Bolivia, Australia, Chile, Peru
Gold	WIELAND Edelmetalle GmbH	RMAP	Germany
Gold	Yamakin Co., Ltd.	RMAP	Canada, Mozambique, United States, Japan, China, Brazil, Australia
Gold	Yokohama Metal Co., Ltd.	RMAP	China, Japan, Brazil, Malaysia, Spain

Annex I - 17

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Gold	Yunnan Copper Industry Co., Ltd.		Canada, China, Chile
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	LBMA, RMAP	Canada, Mongolia, Mozambique, Philippines, China, Thailand, Australia, Laos, Switzerland, Germany, Ethiopia

Annex I - 18

Exhibit 1.01
Annex I

The table below is an aggregation of data provided by the Weatherford’s suppliers through April 19, 2019 and lists SORs within our supply chain that may source 3TG from the DRC. For reporting year 2018, all of these SORs are certified as conflict-free.

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	RMAP	DRC- Congo (Kinshasa), Canada, Russian Federation, Mozambique, China, Brazil, Australia, Thailand
Tantalum	F&X Electro-Materials Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Russian Federation, Burundi, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Recycle/Scrap, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Global Advanced Metals Aizu	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Global Advanced Metals Boyertown	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia

Annex I - 19

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Philippines, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	H.C. Starck Co., Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	H.C. Starck Hermsdorf GmbH	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	H.C. Starck Inc.	RMAP	Burundi, United States, Japan, Rwanda, Sierra Leone, Congo (Brazzaville), Bolivia, India, Canada, Mozambique, Namibia, China, Brazil, Zimbabwe, Australia, Nigeria, Germany, Ethiopia
Tantalum	H.C. Starck Ltd.	RMAP	Japan, Rwanda, Sierra Leone, Bolivia, India, Canada, Mozambique, Namibia, China, Brazil, Zimbabwe, Australia, Ethiopia, Germany
Tantalum	H.C. Starck Smelting GmbH & Co. KG	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Ethiopia, Germany, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Annex I - 20

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tantalum	H.C. Starck Tantalum and Niobium GmbH	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Russian Federation, Burundi, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Italy, Central African Republic, Peru, Germany, Ethiopia, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Jiujiang Tanbre Co., Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Ethiopia, Germany, Russian Federation, Burundi, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, Philippines, Rwanda, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	KEMET Blue Metals	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Mali, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, South Sudan, Japan, Tanzania, Ghana, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Singapore, Viet Nam, Guinea, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Annex I - 21

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tantalum	Kemet Blue Powder	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Mexico, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	LSM Brasil S.A.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Russian Federation, Burundi, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Taki Chemical Co., Ltd.	RMAP
Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Annex I - 22

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tantalum	Ulba Metallurgical Plant JSC	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), Belarus, India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia

Tin	CV United Smelting	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	CV Venus Inti Perkasa	RMAP	Canada, Japan, Guyana, Mexico, Suriname, Congo (Brazzaville), Chile, Switzerland, Peru, Germany, Indonesia
Tin	EM Vinto	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Magnu’s Minerais Metais e Ligas Ltda.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Malaysia Smelting Corporation (MSC)	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Mongolia, Austria, Mozambique, Luxembourg, Korea, Republic of, Guyana, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Tanzania, Zambia, Congo (Brazzaville), India, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Germany, Ethiopia, Russian Federation, Burundi, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Netherlands, Ireland, China, Slovakia, France, United Kingdom, Kenya, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia

Annex I - 23

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tin	Metallo Belgium N.V.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Operaciones Metalurgical S.A.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Bangka Tin Industry	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Bukit Timah	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Poland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Stanindo Inti Perkasa	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Armenia, Mongolia, Austria, Mozambique, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Sumber Jaya Indah	RMAP	Niger, China, Japan, Rwanda, Brazil, Malaysia, Thailand, Bolivia, Nigeria, Ethiopia, Indonesia, India

Annex I - 24

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tin	PT Tinindo Inter Nusa	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Thaisarco	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Morocco, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Poland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	A.L.M.T. TUNGSTEN Corp.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Burundi, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Annex I - 25

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	H.C. Starck Tungsten GmbH	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Hydrometallurg, JSC	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	RMAP	DRC- Congo (Kinshasa), Canada, Russian Federation, China, Brazil, Malaysia, Bolivia, Australia, Peru, Indonesia
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	RMAP	Russian Federation, Burundi, Niger, Rwanda, Malaysia, Thailand, Bolivia, Spain, Canada, China, Brazil, Mexico, Australia, Nigeria
Tungsten	Xiamen Tungsten Co., Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Indonesia, Estonia

Gold	Almalyk Mining and Metallurgical Complex (AMMC)	LBMA, RMAP	DRC- Congo (Kinshasa), Argentina, United States, Japan, Uzbekistan, Zambia, Switzerland, Canada, China, Brazil, Mexico, Australia, Chile, Peru, Germany
Gold	Asaka Riken Co., Ltd.	RMAP	Recycle/Scrap, Armenia, Burundi, Mozambique, Niger, Japan, Rwanda, Mexico, Nigeria
Gold	CCR Refinery - Glencore Canada Corporation	LBMA, RMAP	DRC- Congo (Kinshasa), Argentina, United States, Japan, Zambia, Switzerland, Canada, China, Australia, Chile, Peru, Germany, Indonesia
Gold	Jiangxi Copper Co., Ltd.	LBMA, RMAP	United States, China, Japan, Rwanda, Chile

Annex I - 26

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Gold	Mitsubishi Materials Corporation	LBMA, RMAP	Canada, Papua New Guinea, Austria, Mongolia, Mozambique, Hong Kong, Japan, United Kingdom, Congo (Brazzaville), Chile
Gold	Nihon Material Co., Ltd.	LBMA, RMAP	DRC- Congo (Kinshasa), Niger, Japan, Rwanda, Malaysia, Thailand, Bolivia, Switzerland, Portugal, Spain, Canada, Mozambique, China, Brazil, Chile, Australia, Nigeria, Peru, Indonesia
Gold	Prioksky Plant of Non-Ferrous Metals	LBMA, RMAP	Russian Federation, Japan, Rwanda, Sierra Leone, Bolivia, India, Canada, Mozambique, China, Namibia, Brazil, Zimbabwe, Australia, Germany, Ethiopia
Gold	Rand Refinery (Pty) Ltd.	LBMA, RMAP
DRC- Congo (Kinshasa), Papua New Guinea, Hong Kong, Guinea, Philippines, Tanzania, Malaysia, Ghana, Switzerland, Canada, Austria, Mozambique, Mali, Namibia, China, South Africa, Jersey, Australia, Germany

Gold	Samduck Precious Metals	RMAP	United States, Japan, Rwanda, Sierra Leone, Thailand, Bolivia, India, Canada, Mozambique, Namibia, China, Brazil, Korea, Republic of, Zimbabwe, Australia, Ethiopia, Germany

Annex I - 27